UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2015

NovaCopper Inc.
(Exact name of registrant as specified in its charter)

British Columbia	001-35447	98-1006991
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 1950, 777 Dunsmuir Street
Vancouver, British Columbia
Canada, V7Y 1K4
(Address of principal executive offices, including zip code)

(604) 638-8088
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e -4(c))

Item 7.01 Regulation FD

On July 10, 2015, pursuant to the requirements of Canadian securities laws, the Company filed on SEDAR a Business Acquisition Report relating to the acquisition by the Company of Sunward Resources Ltd. (“Sunward”), which was completed on June 19, 2015. The Company previously filed a current report on Form 8-K on June 25, 2015 relating to the Sunward acquisition. The Business Acquisition Report is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

On July 10, 2015, pursuant to the requirements of Canadian securities laws, the Company filed on SEDAR the following financial statements:

•	Audited financial statements of Sunward for the years ended March 31, 2015 and March 31, 2014, together with the notes thereto and the auditor’s report thereon; and
•	Unaudited pro-forma financial information of NovaCopper as at February 28, 2015 and the notes thereto

The financial statements are attached as Exhibit 99.2 and Exhibit 99.3 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of Davidson & Company LLP
99.1	Business Acquisition Report dated July 10, 2015
99.2	Audited financial statements of Sunward for the years ended March 31, 2015 and March 31, 2014, together with the notes thereto and the auditor's report thereon
99.3	Unaudited pro forma financial information of NovaCopper as at February 28, 2015 and the notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVACOPPER INC.

Dated:	July 10, 2015	By:	/s/ Elaine Sanders
Elaine M. Sanders, Chief Financial Officer